Exhibit 99.1

November 4, 2025

Zeta Global Reports 17th Straight “Beat and Raise” Quarter

•
Delivered revenue of $337M, an increase of 26% Y/Y, exceeding midpoint of guidance by $9M, and 28% growth Y/Y when excluding revenue from political candidate and LiveIntent, an acceleration from the second quarter
•
Generated net cash provided by operating activities of $58M, an increase of 68% Y/Y, and margin of 17%, and free cash flow of $47M, an increase of 83% Y/Y, and record margin of 14% and achieved the “rule of 40” on free cash flow margin and revenue growth
•
Grew Super Scaled Customer count to 180, an increase of 12 customers Q/Q, up 25% Y/Y
•
Increasing FY25 revenue, adjusted EBITDA, and free cash flow guidance by more than the 3Q25 beat
•
Establishing initial 2026 guidance ahead of consensus revenue, adjusted EBITDA, and free cash flow
•
Initial 2026 guidance calls for a sixth straight year of revenue growth over 20% with free cash flow margin expansion

NEW YORK – Zeta Global (NYSE: ZETA), the AI Marketing Cloud, today announced financial results for the third quarter ended September 30, 2025.

“The reason we are growing at an accelerated rate is simple: we have superior artificial intelligence and data to our competitors,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta. “Our latest launch of Athena by ZetaTM, our AI conversational, superintelligent agent, combined with the momentum coming out of our most successful Zeta Live, and the continued success with One Zeta, reinforces our conviction in Zeta’s leadership and future in the martech landscape.”

“The theme of our investor day in October was durable, predictable, and profitable growth, and our third quarter results are a perfect illustration of this,” said Chris Greiner, Zeta’s CFO. “Our updated 2025 guidance, and initial outlook for 2026 underscore the durability, predictability, and profitability of our growth — and reflect the confidence and momentum we have in the business.”

Guidance*

Updated guidance does not include any contribution from Marigold’s enterprise software business. Upon closing, which we expect in 4Q25, we will provide guidance on the acquisition’s contribution for 2025 and 2026.

Fourth Quarter 2025

•
Increasing revenue guidance to a range of $363 million to $366 million, up $2 million at the midpoint from the prior guidance of $363 million. The revised guidance represents a year-over-year growth rate of 15% to 16%, and 23% to 24% when excluding political candidate and LiveIntent revenue.
•
Increasing adjusted EBITDA guidance to a range of $89.7 million to $90.5 million, up $2 million at the midpoint from the prior guidance of $88.4 million. The revised guidance represents a year-over-year growth rate of 27% to 29% and an adjusted EBITDA margin of 24.5% to 24.9%.
•
Guiding for fourth quarter free cash flow of $48.5 million, representing a year-over-year growth rate of 53%, conversion of 54%, and margin of 13%.

Full Year 2025

•
Increasing revenue guidance to a range of $1,273 million to $1,276 million, up $11 million at the midpoint from the prior guidance of $1,263 million. Revised guidance represents a year-over-year growth rate of 27%, and 26% when excluding political candidate and LiveIntent revenue.
•
Increasing adjusted EBITDA to a range of $273.2 million to $274.1 million, up $9 million at the midpoint from the prior guidance of $264.6 million. Revised guidance represents a year-over-year growth rate of 42% and an adjusted EBITDA margin of 21.4% to 21.5%.
•
Increasing free cash flow guidance to a range of $156.9 million to $157.9 million, up $15 million at the midpoint from the prior guidance of $142.0 million. Revised guidance represents a year-over-year growth rate of 70% to 71% and a free cash flow margin of 12.3% to 12.4%.
•
Equity stock-based compensation to be $190 million.

Initial Full Year 2026

•
Revenue of $1,540 million, representing a year-over-year increase of 21% on full year 2025 guidance of $1,275 million. Our guidance assumes $15 million of political candidate revenue.
•
Adjusted EBITDA of $354 million, representing a year-over-year increase of 29% on full year 2025 guidance of $274 million, and an adjusted EBITDA margin of 23%.
•
Free cash flow of $209 million, a year-over-year increase of 33%, 59% conversion, and 14% free cash flow margin.

* This press release does not include a reconciliation of forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin to forward-looking GAAP net income (loss), net income (loss) margin, or net cash provided by operating activities, or net cash provided by operating activities margin, respectively, because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

Repurchase Program

On July 23, 2025, Zeta’s board of directors authorized a new stock repurchase and withholding program of up to $200 million in the aggregate for (i) repurchases of the Company’s outstanding shares of Class A Common Stock through December 31, 2027 and (ii) the withholding of shares as an alternative to market sales by certain executives and other employees to satisfy tax withholding requirements upon vesting of restricted stock awards (the “Stock Repurchase Program”). The Stock Repurchase Program supplements Zeta’s existing stock repurchase program authorized in 2024, under which all remaining capacity was used in the third quarter of 2025.

Under the Stock Repurchase Program, repurchases can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions or otherwise, all in accordance with the rules of the Securities and Exchange Commission and other applicable legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations. The Stock Repurchase Program does not obligate Zeta to acquire any particular amount of common stock, and the Stock Repurchase Program may be suspended or discontinued at any time at Zeta’s discretion. As of September 30, 2025, $199 million remained available for purchase under the Stock Repurchase Program.

Investor Conference Call and Webcast

Zeta will host a conference call today, Tuesday, November 4, 2025, at 4:30 p.m. Eastern Time to discuss financial results for the third quarter of 2025. A supplemental earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://investors.zetaglobal.com/) where they will remain available for one year.

About Zeta

Zeta Global (NYSE: ZETA) is the AI Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the earnings call that are not statements of historical fact, including statements about our fourth quarter 2025 guidance, 2025 and 2026 guidance, the Zeta 2028 targets, anticipated market share growth, the impacts of our prior investments on accelerating the timing of the marketing cloud replacement cycle, our products capabilities to provide strong investment returns to our customers, our strong competitive position, visibility of our current and new customers, expansion of existing customers, the capabilities of AI and Zeta’s platform, the acceleration of the digital transformation and our business, any future share repurchases under our existing share repurchase programs, the predictability and profitability of our growth, and the growth and expansion of AI and the Zeta Marketing Platform, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results.

The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: global supply chain disruptions; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond Zeta’s control; increases in our borrowing costs as a result of changes in interest rates and other factors; the impact of inflation, tariffs and changes in global trade policies on us and on our customers; potential fluctuations in our operating results, which could make our future operating results difficult to predict; underlying circumstances, including cash flows, cash position, financial performance, market conditions and potential acquisitions; prevailing stock prices, general economic and market condition; the impact of future pandemics, epidemics and other health crises on the global economy, our customers, employees and business; domestic and international political and geopolitical conditions or uncertainty, including political or civil unrest or changes in trade policy; our ability to innovate and make the right investment decisions in our product offerings and platform; the impact of new generative AI capabilities and the proliferation of AI on our business; our ability to attract and retain customers, including our scaled and super-scaled customers; our ability to manage our growth effectively; our ability to identify and integrate acquisitions or strategic investments; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The fourth quarter and full year 2025 and 2026 guidance provided herein are based on Zeta’s current estimates and assumptions and are not a guarantee of future performance. The guidance is subject to significant risks and uncertainties, including the risk factors discussed in the Company's reports on file with the Securities and Exchange Commission (“SEC”), that could cause actual results to differ materially. There can be no assurance that the Company will achieve the results expressed by this guidance or the targets.

Availability of Information on Zeta’s Website and Social Media Profiles

Investors and others should note that Zeta routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Zeta investor relations website at https://investors.zetaglobal.com (“Investors Website”). We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Investors Website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Zeta to review the information that it shares on the Investors Website and to regularly follow our social media profile links located at the bottom of the page on www.zetaglobal.com. Users may automatically receive email alerts and other information about Zeta when enrolling an email address by visiting "Investor Email Alerts" in the "Resources" section of the Investors Website.

Social Media Profiles:

www.x.com/zetaglobal

www.facebook.com/zetaglobal/

www.linkedin.com/company/zetaglobal

www.instagram.com/zetaglobal/

The Following Definitions Apply to the Terms Used Throughout this Release, the Supplemental Earnings Presentation and Investor Conference Call

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Direct Platform and Integrated Platform: When the Company generates revenues entirely through the Company platform, the Company considers it direct platform revenue. When the Company generates revenue by leveraging its platform’s integration with third parties, it is considered integrated platform revenue.
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Cost of revenue (excluding depreciation and amortization): Cost of revenue excludes depreciation and amortization and consists primarily of media and marketing costs and certain employee-related costs. Media and marketing costs consist primarily of fees paid to third-party publishers, media owners or managers, and strategic partners that are directly related to a revenue-generating event. We pay these third-party publishers, media owners or managers and strategic partners on a revenue-share, a cost-per-lead, cost-per-click, or cost-per-thousand-impressions basis. Employee-related costs included in cost of revenues include salaries, bonuses, commissions, stock-based compensation and employee benefit costs primarily related to individuals directly associated with providing services to our customers.
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Rule of 40: We define the Rule of 40 as the combination of revenue growth percentage plus free cash flow margin percentage adding up to 40 or more.
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Scaled Customers: We define scaled customers as customers from which we generated at least $100,000 in revenue on a trailing twelve-month basis. We calculate the number of scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
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Super-Scaled Customers: We define super-scaled customers, which is a subset of Scaled Customers, as customers from which we generated at least $1,000,000 in revenue on a trailing twelve-month basis. We calculate the number of super-scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the super-scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
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Scaled Customer ARPU: We calculate the scaled customer average revenue per user (“ARPU”) as revenue for the corresponding period divided by the number of scaled customers at the end of that period. We believe that scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.
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Super-Scaled Customer ARPU: We calculate the super-scaled customer ARPU as revenue for the corresponding period divided by the number of super-scaled customers at the end of that period. We believe that super-scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.

Non-GAAP Measures

In order to assist readers of our consolidated financial statements in understanding the core operating results that our management uses to evaluate the business and for financial planning purposes, we describe our non-GAAP measures below. We believe these non-GAAP measures are useful to investors in evaluating our performance by providing an additional tool for investors to use in comparing our financial performance over multiple periods.

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Adjusted EBITDA is a non-GAAP financial measure defined as net income / (loss) adjusted for interest expense, net, depreciation and amortization, stock-based compensation, income tax (benefit) / provision, acquisition-related expenses, restructuring expenses, change in fair value of warrants and derivative liabilities, certain dispute settlement expenses, gain on extinguishment of debt, certain non-recurring capital raise related (including initial public offering (“IPO”)) expenses, including the payroll taxes related to vesting of restricted stock and restricted stock units upon the completion of the IPO, and other expenses / (income). Acquisition-related expenses and restructuring expenses primarily consist of professional services fees, severance and other employee-related costs, which may vary from period to period depending on the timing of our acquisitions and restructuring activities and distort the comparability of the results of operations. Change in fair value of warrants and derivative liabilities is a non-cash expense related to periodically recording “mark-to-market” changes in the valuation of derivatives and warrants. Other expenses / (income) consist of non-cash expenses such as changes in fair value of acquisition-related liabilities, gains and losses on extinguishment of acquisition-related liabilities, gains and losses on sales of assets and foreign exchange gains and losses. In particular, we believe that the exclusion of stock-based compensation, certain dispute settlement expenses and non-recurring capital raise related (including IPO) expenses that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. We exclude these charges because these expenses are not reflective of ongoing business and operating results.
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Adjusted EBITDA margin is a non-GAAP financial measure defined as adjusted EBITDA divided by the total revenues for the same period.
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Free cash flow is a non-GAAP financial measure defined as cash from operating activities, less capital expenditures and website and software development costs, adjusted for the effect of exchange rates on cash and cash equivalents.
•
Free cash flow margin is a non-GAAP financial measure defined as free cash flow divided by revenue for the same period.

Adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin provide us with useful measures for period-to-period comparisons of our business as well as comparison to our peers. We believe that these non-GAAP financial measures are useful to investors in analyzing our financial and operational performance. Nevertheless our use of adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under GAAP. Other companies may calculate similarly-titled non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial performance measures, including revenues and net income / (loss).

We calculate forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net income / (loss). We do not attempt to provide a reconciliation of forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin guidance and targets to forward looking GAAP net income / (loss), GAAP net income / (loss) margin GAAP cash flows from operating activities, or GAAP cash flows from operating activities margin, respectively, because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

Contacts:

Investor Relations

Matt Pfau

ir@zetaglobal.com

Press

Candace Dean

press@zetaglobal.com

Zeta Global Holdings Corp.

Condensed Unaudited Consolidated Balance Sheets

(In thousands)

	As of
	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$385,184	$366,157
Accounts receivable	272,262	235,227
Prepaid expenses	28,494	13,348
Other current assets	3,121	1,808
Total current assets	$689,061	$616,540
Non-current assets:
Property and equipment, net	$12,464	$8,856
Website and software development costs, net	31,033	28,949
Right-to-use assets - operating leases, net	9,471	8,806
Intangible assets, net	85,550	115,180
Goodwill	317,375	325,992
Deferred tax assets, net	1,148	619
Other non-current assets	4,665	6,431
Total non-current assets	$461,706	$494,833
Total assets	$1,150,767	$1,111,373
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$29,074	$43,665
Accrued expenses	156,569	121,400
Acquisition-related liabilities	24,938	12,727
Deferred revenue	4,034	10,348
Other current liabilities	14,195	11,197
Total current liabilities	$228,810	$199,337
Non-current liabilities:
Long-term borrowings	$196,884	$196,288
Acquisition-related liabilities	25,717	29,137
Other non-current liabilities	10,150	9,810
Total non-current liabilities	$232,751	$235,235
Total liabilities	$461,561	$434,572
Stockholders’ equity:
Class A Common Stock	$214	$213
Class B Common Stock	24	24
Additional paid-in capital	1,757,535	1,706,885
Accumulated deficit	(1,066,356)	(1,028,308)
Accumulated other comprehensive loss	(2,211)	(2,013)
Total stockholders’ equity	$689,206	$676,801
Total liabilities and stockholders' equity	$1,150,767	$1,111,373

Condensed Unaudited Consolidated Statements of Operations

(In thousands)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Revenues	$337,169	$268,295	$910,030	$691,081
Operating expenses:
Cost of revenues (excluding depreciation and amortization)	133,224	105,652	353,700	273,607
General and administrative expenses	56,393	50,494	172,602	150,459
Selling and marketing expenses	85,315	84,548	247,076	231,567
Research and development expenses	29,812	22,807	87,203	66,407
Depreciation and amortization	17,191	12,590	52,281	39,295
Acquisition-related expenses	6,482	4,583	6,482	4,583
Restructuring expenses	—	—	3,152	—
Total operating expenses	$328,417	$280,674	$922,496	$765,918
Income / (loss) from operations	8,752	(12,379)	(12,466)	(74,837)
Interest (income) / expense, net	(180)	1,945	317	7,130
Other expenses, net	11,726	2,851	21,589	1,958
Total other expenses	$11,546	$4,796	$21,906	$9,088
Loss before income taxes	(2,794)	(17,175)	(34,372)	(83,925)
Income tax provision	840	200	3,676	1,082
Net loss	$(3,634)	$(17,375)	$(38,048)	$(85,007)

The Company recorded stock-based compensation under respective lines of the above condensed unaudited consolidated statements of operations and comprehensive loss:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Cost of revenues (excluding depreciation and amortization)	$344	$394	$907	$1,164
General and administrative expenses	14,030	14,709	44,345	50,336
Selling and marketing expenses	22,208	24,894	64,213	78,391
Research and development expenses	9,050	7,180	24,625	22,083
Total	$45,632	$47,177	$134,090	$151,974

Condensed Unaudited Consolidated Statements of Cash Flows

(In thousands)

	Nine months ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(38,048)	$(85,007)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	52,281	39,295
Stock-based compensation	134,090	151,974
Deferred income taxes	(172)	(113)
Change in fair value of acquisition-related liabilities	20,659	1,388
Others, net	4,144	100
Change in non-cash working capital (net of acquisitions):
Accounts receivable	(40,314)	(34,513)
Prepaid expenses	(15,205)	(3,449)
Other current assets	(1,307)	(72)
Other non-current assets	766	(1,525)
Deferred revenue	(6,356)	282
Accounts payable	(14,929)	(3,998)
Accrued expenses and other current liabilities	38,848	25,208
Other non-current liabilities	310	608
Net cash provided by operating activities	$134,767	$90,178
Cash flows from investing activities:
Capital expenditures	(10,558)	(17,458)
Website and software development costs	(15,112)	(12,110)
Acquisitions and other investments, net of cash acquired	(1,202)	—
Net cash used for investing activities	$(26,872)	$(29,568)
Cash flows from financing activities:
Cash paid for acquisition-related liabilities	(6,333)	(7,032)
Proceeds from credit facilities, net of issuance cost	6,250	207,853
Issuance under employee stock purchase plan	1,904	1,525
Exercise of options	1,741	2,982
Proceeds from equity capital raise, net of issuance cost	—	229,327
Repurchase of shares	(85,964)	(12,252)
Repayments against the credit facilities	(6,250)	(196,250)
Net cash (used for) / provided by financing activities	$(88,652)	$226,153
Effect of exchange rate changes on cash and cash equivalents	(216)	43
Net increase in cash and cash equivalents	$19,027	$286,806
Cash and cash equivalents, beginning of period	366,157	131,732
Cash and cash equivalents, end of period	$385,184	$418,538

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands)

The following table reconciles adjusted EBITDA and adjusted EBITDA margin to net loss and net loss margin, respectively, the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net loss	$(3,634)	$(17,375)	$(38,048)	$(85,007)
Net loss margin	(1.1)%	(6.5)%	(4.2)%	(12.3)%
Add back:
Depreciation and amortization	17,191	12,590	52,281	39,295
Acquisition-related expenses	6,482	4,583	6,482	4,583
Restructuring expenses	—	—	3,152	—
Capital raise related expenses	—	1,624	—	1,624
Stock-based compensation	45,632	47,177	134,090	151,974
Other expenses, net	11,726	2,851	21,589	1,958
Interest (income) / expense, net	(180)	1,945	317	7,130
Income tax provision	840	200	3,676	1,082
Adjusted EBITDA	$78,057	$53,595	$183,539	$122,639
Adjusted EBITDA margin	23.2%	20.0%	20.2%	17.7%

The following table reconciles net cash provided by operating activities in the Condensed Unaudited Consolidated Statements of Cash Flows to Free Cash Flow:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net cash provided by operating activities	$57,919	$34,402	$134,767	$90,178
Capital expenditures	(5,473)	(4,893)	(10,558)	(17,458)
Website and software development costs	(5,159)	(3,898)	(15,112)	(12,110)
Effect of exchange rate changes on cash and cash equivalents	(161)	121	(216)	43
Free Cash Flow	$47,126	$25,732	$108,881	$60,653

The following table reconciles revenues in Condensed Unaudited Consolidated Statements of Operations to revenues excluding political candidate and LiveIntent revenues:

	Three months ended September 30,
	2025	2024
Revenues	$337,169	$268,295
Political candidate revenue	NM*	(21,058)
LiveIntent revenue	(20,600)	—
Revenues excluding political candidate & LiveIntent revenues	$316,569	$247,237
Growth excluding political candidate & LiveIntent revenues	28%	32%

*NM: Not Material